Nationwide Life Insurance Company of America • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Company of America • Nationwide Provident VLI Separate Account A

Prospectus supplement dated November 8, 2007 to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective immediately, the Total Annual Portfolio Operating Expenses table in your prospectus is amended as follows:

The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses, as of December 31, 2006, that a Policy Owner will pay periodically during the time that he or she owns the Policy.  The table does not reflect Short-Term Trading Fees.  More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

	Minimum		Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average Portfolio assets)	0.27%	––	2.74%

The minimum and maximum Portfolio operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Portfolios.  Therefore, actual expenses could be lower.  Refer to the Portfolio prospectuses for specific expense information.

PROS-0022